POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*           *           *

KNOW ALL MEN BY THESE PRESENTS, that Joseph Gyourko, the undersigned Trustee of E.I.I. REALTY SECURITIES TRUST, a Delaware business trust, (the “Trust”) constitutes and appoints Susan Penry-Williams and Mark Parise my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL.  THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Witness my hand on this 7 day of September, 2010.

            /s/ Joseph Gyourko
Joseph Gyourko

STATE OF NEW YORK                                           )
) ss.:
COUNTY OF NEW YORK                                                      )

On this         7              day of September, 2010, before me, the undersigned, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2)	avoid conflicts that would impair your ability to act in the principal's best interest;

(3)	keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:  (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

AGENTS’ SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

We, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney.  We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

          /s/ Susan Penry-Williams
Susan Penry-Williams

             /s/Mark Parise
Mark Parise

STATE OF NEW YORK                                           )
: ss.:
COUNTY OF NEW YORK                                                      )

On this       7                day of September, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

STATE OF NEW YORK                                           )
: ss.:
COUNTY OF NEW YORK                                                      )

On this            7           day of September, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*           *           *

KNOW ALL MEN BY THESE PRESENTS, that Warren K. Greene, the undersigned Trustee of E.I.I. REALTY SECURITIES TRUST, a Delaware business trust, (the “Trust”) constitutes and appoints Susan Penry-Williams and Mark Parise my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL.  THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Witness my hand on this 7 day of September, 2010.

             /s/ Warren K. Green
Warren K. Greene

STATE OF NEW YORK                                           )
) ss.:
COUNTY OF NEW YORK                                                      )

On this          7             day of September, 2010, before me, the undersigned, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2)	avoid conflicts that would impair your ability to act in the principal's best interest;

(3)	keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:  (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

AGENTS’ SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

We, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney.  We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

          /s/ Susan Penry-Williams
Susan Penry-Williams

              /s/Mark Parise
Mark Parise

STATE OF NEW YORK                                           )
: ss.:
COUNTY OF NEW YORK                                                      )

On this          7             day of September, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

STATE OF NEW YORK                                           )
: ss.:
COUNTY OF NEW YORK                                                      )

On this           7            day of September, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

*           *           *

KNOW ALL MEN BY THESE PRESENTS, that Juan M. Meyer, the undersigned Trustee of E.I.I. REALTY SECURITIES TRUST, a Delaware business trust, (the “Trust”) constitutes and appoints Susan Penry-Williams and Mark Parise my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

THE EXECUTION BY THE PRINCIPAL OF THIS POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE ANY POWER OF ATTORNEY PREVIOUSLY GRANTED BY THE PRINCIPAL.  THE EXECUTION BY THE PRINCIPAL OF ANY FUTURE POWER OF ATTORNEY SHALL NOT SERVE TO REVOKE THE POWER OF ATTORNEY GRANTED TO THE AGENT HEREBY UNLESS SUCH FUTURE POWER OF ATTORNEY SPECIFICALLY REVOKES THIS POWER OF ATTORNEY BY ITS TERMS.

Witness my hand on this 7 day of September, 2010.

             /s/ Juan M. Meyer            r
Juan M. Meyer

STATE OF NEW YORK                                           )
) ss.:
COUNTY OF NEW YORK                                                      )

On this            7           day of September, 2010, before me, the undersigned, personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

(2)	avoid conflicts that would impair your ability to act in the principal's best interest;

(3)	keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:  (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

AGENTS’ SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

We, Susan Penry-Williams and Mark Parise, have read the foregoing Power of Attorney.  We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

          /s/ Susan Penry-Williams
Susan Penry-Williams

             /s/Mark Parise
Mark Parise

STATE OF NEW YORK                                           )
: ss.:
COUNTY OF NEW YORK                                                      )

On this          7             day of September, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Susan Penry-Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public

STATE OF NEW YORK                                           )
: ss.:
COUNTY OF NEW YORK                                                      )

On this          7             day of September, 2010, before me, the undersigned, a Notary Public in and for said state, personally appeared Mark Parise, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of whom the individual acted, executed the instrument.

             /s/ Andrea Sandvig
Notary Public